ITEM 77C - SUBMISSION OF MATTERS TO A VOTE OF SECURITY
HOLDERS


A Special Meeting of Shareholders of Vision Group of Funds,
Inc.  (the "Corporation")was held on October 23, 25-26, 2000.
The following items, which are required to be reported under this Item 77C, were approved at the meeting:

1. ELECTION OF DIRECTORS.

Shares Voted Affirmatively
Shares Withheld
Randall I. Benderson
1,291,825,344
18,311,140
Joseph J. Castiglia
1,295,236,917
14,899,557
Mark J. Czarnecki
1,278,067,649
32,068,825
Daniel R. Gernatt, Jr.
1,296,838,160
13,298,314
George K. Hambleton, Jr.
1,296,927,763
13,208,711


2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,281,236,842
3,103,079
25,796,554


3. TO MAKE CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT
POLICIES:
a. To approve amending the fundamental investment policies regarding diversification of U.S. Government Securities Fund, Large Cap Value Fund, Money Market Fund and New York Tax-Free Money Market Fund.

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,562
0
7,916

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,724,967
0
7,381

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
518,336,033
5,438,888
48,577,719


New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,286,778
674,045
6,418,015


b. To approve amending the fundamental investment policies regarding borrowing money and issuing senior securities of Treasury Money Market Fund, U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Money
    Market Fund and New York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,538,755
2,838,808
1,007,510

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,562
0
7,916

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,773,238
5,916
81,039

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,724,967
0
7,381

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
518,946,682
4,858,239
48,577,719

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,286,778
674,045
6,418,045



c. To approve amending the fundamental investment policies regarding investments in real estate of Treasury Money Market
 Fund, U.S. Government Securities Fund, New York Municipal Income
 Fund, Large Cap Value Fund, Money Market Fund and New York
 Tax-Free Money Market Fund.


Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,571,487
2,806,076
1,007,510

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,562
0
7,916

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,768,961
10,194
81,038

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,724,967
0
7,381


Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
517,524,636
6,280,285
48,577,719

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,071,802
889,021
6,418,015



d. To approve amending the fundamental investment policies regarding investments in commodities of Treasury Money Market Fund, U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Money Market Fund and
 New York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,549,270
2,828,293
1,007,510

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,562
0
7,916

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,769,778
9,376
81,039

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,723,454
1,512
7,382

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
518,857,763
4,947,157
48,577,720

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,055,508
905,315
6,418,015


e. To approve amending the fundamental investment policies regarding underwriting securities of Treasury Money Market
 Fund, U.S. Government Securities Fund, New York Municipal
 Income Fund, Large Cap Value Fund, Money Market Fund and
 New York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,575,223
2,802,340
1,007,510

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,562
0
7,916

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,773,238
5,916
81,039

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,724,967
0
7,381

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
518,655,892
5,149,028
48,577,720

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,260,988
699,835
6,418,015


f. To approve amending the fundamental investment policies regarding lending by the Treasury Money Market Fund, U.S. Government Securities Fund, New York Municipal Fund, Large Cap Value Fund, Money Market Fund and New York Tax-Free Money
    Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,545,992
2,831,571
1,007,510

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,346
216
7,916

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,762,475
16,680
81,038

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,724,967
0
7,381

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
515,612,345
8,192,576
48,577,719

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,286,778
674,045
6,418,015


g. To approve amending the fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry of Treasury Money
 Market Fund, U.S. Government Securities Fund, New York Municipal
 Income Fund, Large Cap Value Fund, Money Market Fund and New
 York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
522,234,642
2,142,921
1,007,510

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,440,346
216
7,916

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,762,431
15,724
81,038

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,722,922
2,045
7,381

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
519,733,441
4,071,480
48,577,719


New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
70,029,718
931,105
6,418,015



h. To approve amending and making non-fundamental, the fundamental investment policies regarding buying securities on margin of Treasury Money Market Fund, U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Money Market Fund and New York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,746,496
2,573,174
1,065,403

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,435,675
349
12,454

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,747,105
14,246
101,348

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,723,767
1,488
7,093

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
512,565,881
5,069,313
54,747,446

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
69,808,096
788,677
6,801,126



i. To approve amending and making non-fundamental, the fundamental investment policies regarding pledging assets of Treasury Money Market Fund, U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Money Market Fund and New York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,086,325
3,233,345
1,065,403

U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,435,675
349
12,454

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,747,237
14,115
101,348

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,721,021
4,233
7,094

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
512,084,720
5,550,475
54,747,445

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
69,833,886
762,887
6,801,126



j. To approve amending, and making non-fundamental, the
 fundamental investment policies regarding investing in securities of other investment companies of Treasury Money Market Fund and Money
 Market Fund.
Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,088,526
3,231,144
1,065,403

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
514,016,146
3,619,048
54,747,446


k. To approve amending, and making non-fundamental, the fundamental investment policies regarding investing in restricted securities of Treasury Money Market Fund and Money Market Fund.
Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,082,709
3,236,961
1,065,403

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
513,506,124
4,129,071
54,747,445


l. To make non-fundamental the New York Municipal Income Fund's fundamental investment policy regarding investing in exempt interest obligations.


SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,770,556
37,186
52,451


4. TO ELIMINATE SOME OF THE FUNDS' FUNDAMENTAL INVESTMENT
POLICIES:

a. To approve elimination of the fundamental investment policies regarding selling securities short of Treasury Money Market Fund, U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Money Market Fund and New York Tax-Free Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,089,458
3,241,383
1,054,232


U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,437,017
133
11,328

New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,733,751
21,478
104,964

Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,724,228
1,488
6,632

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
512,562,702
5,277,446
54,542,492

New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
69,898,868
789,155
6,690,815


b. To approve elimination of the fundamental investment policies regarding investing in issues whose securities are owned by officers and directors of the Treasury Money Market Fund and the Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,087,414
3,243,427
1,054,232

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
508,466,676
9,373,472
54,542,492





c. To approve elimination of the fundamental investment policies regarding investing in puts and calls of Treasury Money Market
 Fund and Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,074,549
3,256,292
1,054,232

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
512,654,664
5,185,484
54,542,492


d. To approve elimination of the fundamental investment policies regarding investing in new issuers of Treasury Money Market Fund and Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,089,209
3,241,631
1,054,232

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
513,208,664
4,631,484
54,542,492


e. To approve elimination of the fundamental investment policies regarding investing in voting securities and revenue bonds of Treasury Money Market Fund and Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,104,118
3,226,722
1,054,232

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
513,875,489
3,964,659
54,542,492



f. To approve elimination of the fundamental investment policies regarding investing to exercise control of Treasury Money Market
 Fund and Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,099,697
3,231,144
1,054,232

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
513,367,939
4,472,209
54,542,492


g. To approve elimination of the fundamental investment policies regarding investing in oil, gas and minerals of Treasury Money
 Market Fund and Money Market Fund.

Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
521,097,495
3,233,345
1,054,232

Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
513,074,206
4,765,942
54,542,492


5. APPROVAL OF THE PROPOSED REORGANIZATION OF THE CORPORATION
FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST.

SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,122,080,351
27,715,524
36,391,697